SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Amendment”), dated May 15, 2009, is among Resource America, Inc., a Delaware corporation (“Borrower”), TD BANK, N.A., a national banking association, in its capacity as agent (“Agent”), TD BANK, N.A., a national banking association, in its capacity as issuing bank (“Issuing Bank”) and each of the financial institutions which are now or hereafter identified as Lenders on Schedule A (as such Schedule may be amended, modified or replaced from time to time) attached to the Loan Agreement (as defined below) (each such financial institution, individually a “Lender” and collectively all “Lenders”).

BACKGROUND

A.           Pursuant to the terms of a certain Loan and Security Agreement dated May 24, 2007 among Borrower, Agent and Lenders (as the same has been or may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”), Lenders made available to Borrower, inter alia, a revolving line of credit (the “Loans”).  All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement and all other Loan Documents.

B.           The Loans are secured by, inter alia, continuing perfected security interests in the Collateral.

C.           Borrower has requested that Agent and Lenders modify, in certain respects, the terms of the Loan Agreement and Agent and Lenders have agreed to such modifications in accordance with and subject to the satisfaction of the conditions hereof.

NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

1.           Amendments to Loan Agreement.  On the Seventh Amendment Effective Date:

a.           Section 1 of the Loan Agreement shall be amended by inserting “Dissolving Entity” “Interest Coverage Ratio”, “Leaf Capital Event”, “Leaf Entity”, “Miscellaneous Excluded Subsidiary”, “Real Estate Venture Investments”, “Seventh Amendment,” “Seventh Amendment Effective Date” and “St. Cloud Investment” as new definitions, reading in full as follows:

“Dissolving Entity” shall mean each of RAI Acquisition Corp., Resource Banking Advisory and Management, Inc., Resource Properties XXXV, Inc., RRE Highland Lodge Leaseco, LLC, and Resource Financial Advisors, LLC.

“Interest Coverage Ratio” – For any period, the ratio of (i) Consolidated Cash Flow to  (ii) Consolidated Interest Expense, all as determined in accordance with GAAP.

“Leaf Capital Event” – The issuance of any Subordinated Debt (other than any subordinated promissory note executed by Leaf Financial Corporation, a

Delaware corporation, in favor of Resource Leasing, Inc., a Delaware corporation) or the issuance of any Capital Stock by Leaf.

“Leaf Entity”  - Each direct or indirect Subsidiary of Leaf and each direct or indirect Subsidiary of LEAF Asset Management, LLC, a Delaware limited liability company. .

“Miscellaneous Excluded Subsidiary” – Each of Chadwick Securities, Inc., Resource Europe Management Limited, RCP Foxglove Manager, Inc., RCP Santa Fe Manager, Inc., and RCP Howell Bridge Manager, Inc. and Apidos Select Corporate Credit Fund GP, LLC.

“Real Estate Venture Investments” – Collectively, those certain debt and equity interests (including Capital Stock), owned by Borrower or a Subsidiary Guarantor in entities engaged in the business of investment in or acquisition, development, and resale of real estate, listed on Schedule I.

 “Seventh Amendment” – The Seventh Amendment to Loan and Security Agreement dated May __, 2009 among Borrower, Agent, Issuing Bank and Lenders.

“Seventh Amendment Effective Date” – The date when all conditions precedent to the effectiveness of the Seventh Amendment have been satisfied.

“St. Cloud Investment”  -- That certain subordinate loan in the approximate principal amount of $694,000 held by Resource Properties VIII, Inc. and listed as Item 5 under the title “Legacy Assets” in Schedule I.

b.           Section 1 of the Loan Agreement shall be amended by deleting the definitions of Adjusted Revolving Credit Base Rate, Excluded Subsidiary, L/C Sublimit, Leaf, Maximum Revolving Credit Amount and Revolving Credit Maturity Date and replacing each as follows:

Adjusted Revolving Credit Base Rate – The Base Rate plus five hundred (500) basis points; provided that the Adjusted Revolving Credit Base Rate shall not be less than ten percent (10%) per annum.

Excluded Subsidiary -  Each Subsidiary (whether direct or indirect) of Borrower, which is (i) prohibited from guaranteeing the Obligations pursuant to a financing agreement related to such Subsidiary’s Indebtedness, (ii) a Leaf Entity, or (iii) a Miscellaneous Excluded Subsidiary, and which prohibition is confirmed in writing by counsel to Borrower.  Excluded Subsidiaries are set forth on Schedule C attached hereto, as such Schedule may be amended, supplemented, replaced or restated from time to time.

L/C Sublimit – An amount equal to ten percent (10%) of the Maximum Revolving Credit Amount then in effect.

Leaf – Leaf Financial Corporation, a Delaware corporation.

Maximum Revolving Credit Amount – Subject to Section 2.9(b), the sum of Thirty-Five Million Dollars ($35,000,000); provided however that the Maximum Revolving Credit Amount shall, irrespective of any permanent reductions to the Maximum Revolving Credit Amount pursuant to Section 2.9, automatically and permanently reduce by Eight Hundred Fifty Thousand Dollars ($850,000) on the fifteenth day of each month commencing June 15, 2009.

Revolving Credit Maturity Date – October 15, 2010.

c.           The Loan Agreement shall be amended by deleting Section 2.1(a)(i) and replacing it as follows:

(i) Subject to the terms and conditions of this Agreement, each Lender hereby severally establishes for the benefit of Borrower a revolving credit facility (collectively, the “Revolving Credit”) which shall include Letters of Credit issued by Issuing Bank and cash Advances extended by Lenders to or for the benefit of Borrower from time to time hereunder (“Revolving Credit Loans”).  The aggregate principal amount of all Revolving Credit Loans, unreimbursed Letters of Credit plus outstanding and undrawn Letters of Credit shall not, at any time, exceed the Borrowing Base.  Subject to such limitation, the outstanding balance of Revolving Credit Loans may fluctuate from time to time, to be reduced by repayments made by Borrower, to be increased by future Revolving Credit Loans which may be made by Lenders and, subject to the provisions of Sections 2.1(d) and 8 below, shall be due and payable on the Revolving Credit Maturity Date. If the aggregate principal amount of all Revolving Credit Loans, unreimbursed Letters of Credit plus outstanding and undrawn Letters of Credit at any time exceeds the Borrowing Base (“Overadvance”), Borrower shall within five (5) Business Days notice from Agent, repay the Overadvance in full (provided that Borrower shall repay any Overadvance existing on the date of a reduction in the Maximum Revolving Credit Amount on that date).

d.           The Loan Agreement shall be amended by deleting Section 2.6 and replacing it as follows:

2.6           Interest:

(a)           The unpaid principal balance of cash Advances under the Revolving Credit shall bear interest, subject to the terms hereof, at a per annum rate equal to the Adjusted Revolving Credit Base Rate.

(b)           Changes in the interest rate applicable to Base Rate Loans shall become effective on the same day that there is a change in the Base Rate.

(c)           Interest on Base Rate Loans shall be payable monthly, in arrears, on the first day of each month, beginning on the first day of the first full calendar month after the Closing Date, and on the Revolving Credit Maturity Date.

(d)            Borrower shall no longer have the option to request or continue LIBOR Rate Loans.

e.           Section 2.8 of the Loan Agreement shall be amended by deleting subsection (b) and replacing it as follows:

(b)           Borrower shall pay to Agent, for the benefit of Lenders in accordance with each Lender’s Pro Rata Percentage, letter of credit fees at a per annum rate equal to five percent (5.00%) of the average daily maximum amount available to be drawn under each Letter of Credit on the first day of each calendar quarter in arrears.  Such fees are the “L/C Fees.”

f.           Section 2.8 of the  Loan Agreement shall be amended by insertion of a new subsection (f),  reading in full as follows:

“(f)  On December 31, 2009 (or upon the occurrence of any Event of Default prior to December 31, 2009), Borrower shall pay to Agent for the benefit of Lenders in accordance with each Lender’s Pro Rata Percentage, $500,000 as the second installment of the extension fee described in Paragraph 2 of the Seventh Amendment, provided that if the Obligations have been paid in full and terminated prior to December 31, 2009 and no Event of Default has occurred prior to such date, the second installment shall not be due or payable.”

g.           Section 2.9 of the Loan Agreement shall be amended by deleting subsection (b) and replacing it as follows:

(i) Borrower may, upon five (5) Business Days prior notice, permanently reduce the Maximum Revolving Credit Amount; provided that, any such reduction shall be in a minimum amount of One Million Dollars ($1,000,000) and integral multiples of Five Hundred Thousand Dollars ($500,000).

(ii) Each mandatory prepayment under Section 2.9(c) and (d) shall permanently reduce the Maximum Revolving Credit Amount by an amount equal to such prepayment.

h.           Section 2.9 of the Loan Agreement shall be amended by insertion of new subsections (c) and (d), reading in full as follows:

(c) Upon (i) the issuance by Borrower or any Subsidiary Guarantor of any Subordinated Debt; (ii) the issuance by Borrower or any Subsidiary Guarantor of any Capital Stock (other than (x) Capital Stock issued to Borrower or any other Subsidiary Guarantor and (y) Capital Stock issued pursuant to Borrower’s equity compensation plans in amounts and on terms reasonably consistent with past practices), or (iii) subject to any limitation in Section 7.1(a), any Asset Sale by Borrower or any Subsidiary Guarantor (each of the foregoing a “Mandatory Prepayment Event”), Borrower shall on the date of such Mandatory Prepayment Event prepay the Revolving Credit Loans by an amount equal to thirty percent (30%) of the aggregate net proceeds (i.e., gross proceeds less the reasonable and customary costs and expenses of any such incurrence, issuance or Asset Sale) received by Borrower or Subsidiary Guarantor from such Mandatory Prepayment Event; provided that (x) in the case of a sale of an ownership interest in the National Press Building by Press Building, LLC, seventy-five percent (75%)of the net proceeds (i.e., gross proceeds less the reasonable and customary costs and expenses of such sale) shall be applied by Borrower to prepay the Revolving Credit Loans.

(d) Upon the occurrence of any Leaf Capital Event, Borrower shall prepay the Revolving Credit Loans by an amount equal to one hundred percent (100%) of the net proceeds (i.e., gross proceeds less the reasonable and customary costs and expenses of such Leaf Capital Event) in excess of Ten Million Dollars ($10,000,000) received by Leaf; provided that the aggregate amount payable under this clause (d) shall not exceed Fifteen Million Dollars ($15,000,000).

i.           Section 3.1 of the Loan Agreement shall be amended by deleting subsection (xiii) and replacing it as follows:

 (xiii) Investment Property – All Investment Property of Borrower consisting of Sponsored CDO Equity Interests, all Pledged Securities, the Capital Stock of Subsidiary Guarantors and other Subsidiaries as identified in the Subsidiary Collateral Pledge Agreements, and Real Estate Venture Investments.

j.           Section 3.3(a) of the Loan Agreement shall be amended by inserting the following at the end of the paragraph:

Borrower shall complete all actions necessary for Agent, on behalf of Lenders, to obtain a perfected security interest in the Real Estate Venture Investments (except for the St. Cloud Investment) within fifteen (15) days of the Seventh Amendment Effective Date.

k.           Section 5 of the Loan Agreement shall be amended by insertion of a new Section 5.26, reading in full as follows:

5.26           Miscellaneous Excluded Subsidiary. Each Miscellaneous Excluded Subsidiary (except for Chadwick Securities, Inc., Apidos Select Corporate Credit Fund GP, LLC and Resource Europe Management Limited) owns assets with an aggregate value of less than $10,000.

l.           Section 6.8 of the Loan Agreement shall be amended by deleting subsections (a), (b) and (c) and replacing each as follows:

(a) Intentionally omitted.

(b) Interest Coverage Ratio – Borrower shall maintain an
Interest Coverage Ratio, to be tested quarterly as of each fiscal quarter end on a rolling four quarter basis, of not less than 1.25 to 1.0.

(c) Consolidated Funded Debt to Net Worth Ratio – Borrower shall maintain a Consolidated Funded Debt to Net Worth Ratio, to be tested as of each fiscal quarter end, of not greater than 0.5 to 1.0.

m.           Section 6 of the Loan Agreement shall be amended by insertion of a new Section 6.24, reading in full as follows:

6.24           Dissolving Entities.  Borrower shall cause each Dissolving Entity to dissolve and be fully wound-up within sixty (60) days of the Seventh Amendment Effective Date.  Borrower shall promptly provide Agent with written evidence of such dissolution.

n.           Section 7.4(a) of the Loan Agreement shall be amended by inserting the following after the word “purposes” at the end of such Section:

“; or (iii) such transaction is a transaction referenced in Section 2.9(c)(i) or Section 2.9(c)(ii) of this Agreement.”

o.           Schedule A to the Loan Agreement shall be replaced in its entirety with Schedule A as attached to this Amendment.

p.           Schedule C to the Loan Agreement shall be replaced in its entirety with Schedule C as attached to this Amendment.

q.           The Loan Agreement shall be amended by insertion of Schedule I as attached to this Amendment.

2.           Extension Fee.  In consideration for the modifications to the Loan Agreement  made herein on the terms described in this Amendment, Borrower shall pay to Agent for the benefit of Lenders in accordance with each Lender’s Pro Rata Percentage, an extension fee of One Million Five Hundred Thousand Dollars ($1,500,000).  The extension fee shall be payable in two installments.  The first installment of One Million Dollars ($1,000,000) shall be non-refundable and fully earned and due on the Seventh Amendment Effective Date.  The second installment of Five Hundred Thousand Dollars ($500,000) shall, except as set forth in Section 2.8(f) of the Loan Agreement, be non-refundable and fully earned on the Seventh Amendment Effective Date and payable as described in Section 2.8(f) of the Loan Agreement.

3.           Representations and Warranties.  Borrower warrants and represents to Agent and Lenders that:

a.           Prior Representations. Except as set forth on Schedule B to this Amendment, Borrower, by its execution of this Amendment, reconfirms all warranties and representations made to Lenders under the Loan Agreement and the other Loan Documents and restates such warranties and representations as of the date hereof, all of which shall be deemed continuing until all of the obligations due to Secured Parties are indefeasibly paid and satisfied in full.

b.           Authorization. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the transactions herein contemplated (i) are and will be within its powers, (ii) have been duly authorized by all necessary action on behalf of Borrower and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Borrower is a party or by which the property of Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of  any nature on any of the properties of the Borrower.

c.           Valid, Binding and Enforceable. This Amendment and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms.

d.           No Default.  No Default or Event of Default exists.

e.           Real Estate Venture Investments. Except for the Real Estate Venture Investments, Borrower and any Subsidiary Guarantor are otherwise prohibited from granting security interests to Agent for the benefit of Lenders in any other debt and equity investments owned by Borrower or a Subsidiary Guarantor in entities engaged in the business of investment in, or acquisition, development or resale of real estate.

4.           Ratification of Loan Documents.  This Amendment is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent modified by this Amendment are each ratified and confirmed and continue unchanged in full force and effect.  Any reference to the Loan Agreement and all other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and all other Loan Documents respectively as amended by this Amendment.  As security for the payment of the Obligations, and satisfaction by Borrower of all covenants and undertakings contained in the Loan Agreement, Borrower hereby confirms its prior grant to Agent, for the ratable benefit of Secured Parties, of a continuing first lien on and security interest in, upon and to all of Borrower’s now owned or hereafter acquired, created or arising Collateral as described in Section 3 of the Loan Agreement.

5.           Confirmation of Indebtedness. Borrower confirms and acknowledges that as of the close of business on May 14, 2009, it is indebted to Agent and Lenders under the Loan Documents in the aggregate principal amount of $43,600,000 without any deduction, defense, setoff, claim or counterclaim of any nature as of the date of this Amendment, plus all fees, costs and Expenses incurred to date in connection with the Loan Documents.

6.           Confirmation of Subsidiary Guarantors.  By its signature below, each Subsidiary Guarantor hereby consents to and acknowledges the terms and conditions of this Amendment and agrees that its Surety and Guaranty Agreement dated May 24, 2007 is ratified and confirmed and shall continue in full force and effect and shall continue to cover all obligations of Borrower outstanding from time to time under the Loan Agreement as amended hereby.

7.           Effectiveness Conditions.  This Amendment shall become effective upon the satisfaction of the following conditions:

        a.           Execution and delivery of this Amendment by the parties hereto;

b.           Execution and delivery by Borrower and each Subsidiary Guarantor of an Affirmation and Amendment to Loan Documents, in form and substance satisfactory to Agent;

c.           Resolutions of Borrower and each Subsidiary Guarantor authorizing the execution, delivery and performance of this Amendment and any amendment or modification to any other Loan Document;

d.           Payment by Borrower of all of Agent’s Expenses;

e.           Payment by Borrower to Agent for the ratable benefit of Lenders of the first installment of the extension fee described in Section 2 of this Amendment, of which $333,334 is for the account of U.S. Bank, National Association and $666,666 is for the account of TD Bank, N.A., and

f.           A confirmation letter from independent outside counsel with regard to Excluded Subsidiaries.

8.           Governing Law.  THIS AMENDMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. THE PROVISIONS OF THIS AMENDMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

9.           Modification.  No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrower and Agent or Lenders, as required under the Loan Agreement.

10.           Duplicate Originals:  Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

11.           Release.  As further consideration for the agreement of Agent, Issuing Bank and Lenders to enter into this Amendment, Borrower (and by its execution below, each Subsidiary Guarantor) hereby waives, releases, and discharges Agent, Issuing Bank and each Lender, all affiliates of Agent, Issuing Bank and each Lender and all of the directors, officers, employees, attorneys and agents of Agent, Issuing Bank and each Lender and all affiliates of such Persons, from any and all claims, demands, actions or causes of action existing as of the date hereof, arising out of or in any way relating to this Amendment, the Loan Agreement, the Loan Documents and/or any documents, agreements, instruments, dealings or other matters connected with this Amendment, the Loan Agreement, the Loan Documents or the administration thereof.

12.           Waiver of Jury Trial:  BORROWER, AGENT AND EACH LENDER EACH HEREBY WAIVE ANY AND ALL RIGHTS EACH MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment the day and year first above written.

BORROWER:
Resource America, Inc.

By: /s/ Thomas C. Elliott
Name: Thomas C. Elliott
Title:   Senior Vice President - Finance & Operations

AGENT:
TD BANK, N.A. (successor by merger to Commerce Bank, N.A.)

By:  /s/ Gerard L. Grady
Name:  Gerard L. Grady
Title:    Senior Vice President

LENDERS:
TD BANK, N.A. (successor by merger to Commerce Bank, N.A.), as Lender

By:  /s/ Gerard L. Grady
Name:  Gerard L. Grady
Title:    Senior Vice President

U.S. Bank, National Association, as Lender

By:  /s/ Jsseph L. Svehla
Name:  Joseph L. Svehla
Title:    Vice President

AGREED TO AND ACCEPTED:

SURETIES:

Apidos Capital Management, LLC

By: /s/ Thomas C. Elliott
Name: Thomas C. Elliott
Title:   Vice President & Chief Financial Officer

Chesterfield Mortgage Investors, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Coredo Capital Management, LLC

By:  /s/ Jeffrey Blomstrom
Name:  Jeffrey Blomstrom
Title:    President

Ischus Capital Management, LLC

By: /s/ Thomas C. Elliott
Name: Thomas C. Elliott
Title:   Chief Financial Officer

RAI Ventures, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Senior Vice President

RCP Financial, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Credit Management, LLC

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Chief Financial Officer

Resource Capital Manager, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Senior Vice President - Finance & Operations

Resource Capital Investor, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Vice President - Finance

Resource Capital Partners, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

Resource Credit Partners GP, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Chief Financial Officer

Resource Financial Institutions Group,  Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Vice President - Finance & Treasurer

Resource Financial Fund Management, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Senior Vice President and Chief Financial Officer

Resource Housing Investors I, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:   President

Resource Housing Investors II, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Housing Investors III, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:   President

Resource Housing Investors IV, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Leasing, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Treasurer

Resource Programs, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties VIII, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XIV, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XVII, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXIV, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXV, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXVI, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXX, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:   President

Resource Properties XXXI, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:   President

Resource Properties XXXIII, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XL, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XLI, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XLIX, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:   President

Resource Properties 54, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:  President

Resource Real Estate, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Real Estate Funding, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Senior Vice President

Resource Real Estate Holdings, Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Vice President

Resource Rittenhouse, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Real Estate Management, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

RRE1 Duraleigh Member, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

RRE2 Duraleigh Member, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

RRE Avalon Member, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

SCHEDULE “A”

Lenders	Pro Rata Percentage	Revolving Credit Pro Rata Share as of May 15, 2009

TD Bank, N.A.	66.66666666%	$23,333,333.00

U.S. Bank, National Association	33.33333334%	$11,666,667.00

Total:	100%	$35,000,000

(Schedule A to Loan and Security Agreement)

SCHEDULE “C”

List of Subsidiaries Not Guarantying

1.	Chadwick Securities, Inc.
2.	Resource Europe Management Limited
3.	Resource RSI Phase I, LLC
4.	Resource RSI Phase II, LLC
5.	RCP Nittany Pointe Manager, Inc.
6.	RCP Chinoe Creek Manager, Inc.
7.	RCP Fountains GP, Inc.
8.	RCP Portland Courtyard Manager, Inc.
9.	RCP Albuquerque Manager, Inc.
10.	RCP Avalon Manager, Inc.
11.	RCP Falls at Duraleigh Manager, Inc.
12.	RCP Sage Canyon Manager, Inc.
13.	RCP Cuestas Manager, Inc.
14.	RCP Holdco I Manager, Inc.
15.	RCP Reserves Manager, Inc.
16.	RCP Foxglove Manager, Inc.
17.	RCP Santa Fe Manager, Inc.
18.	RCP Regents Center Manager, Inc.
19.	RCP Highland Lodge Manager, Inc.
20.	RCP Grove Manager, LLC
21.	RCP Howell Bridge Manager, Inc.
22.	RCP Heritage Lake Manager, LLC
23.	RCP Westchase Wyndham Manager, LLC
24.	RCP Pear Tree Manager, LLC
25.	RCP Wind Tree Manager, LLC
26.	RCP Chenal Brightwaters Manager, LLC
27.	Resource Asset Management, LLC
28.	LEAF Asset Management, LLC
29.	LEAF Commercial Finance Income Fund I, LP
30.	LEAF Commercial Finance Income Fund II, LP
31.	FLI Holdings, Inc.
32.	LEAF Financial Corporation
33.	LEAF Commercial Finance Co, LLC
34.	LEAF Funding, Inc.
35.	LEAF Institutional Direct Management, LLC
36.	Resource Capital Funding II, LLC
37.	LEAF Ventures, LLC
38.	Merit Capital Manager, LLC
39.	Merit Capital Advance, LLC
40.	LEAF Capital Management, Inc.
41.	Resource Commercial Mortgages, Inc.
42.	Resource Properties XXXV, Inc.
43.	RCP Magnolia Manager, LLC
44.	RCP West Wind Manager, LLC
45.	RCP Ryan’s Crossing Manager, LLC
46.	RCP Memorial Towers Manager, LLC
47.	RCP Cypress Landing Manager, LLC
48.	Cypress Landing Partners, LLC
49.	RCP Island Tree Manager, LLC
50.	Island Tree Partners, LLC
51.	RCP Villas Manager, LLC
52.	RCP Coach Lantern Manager, LLC

53.	RCP Foxcroft Manager, LLC
54.	RCP Tamarlane Manager, LLC
55.	RCP Park Hill Manager, LLC
56.	RCP Bent Oaks Manager, LLC
57.	RCP Cape Cod Manager, LLC
58.	RCP Woodland Hills Manager, LLC
59.	RCP Woodhollow Manager, LLC
60.	Merit Processing, LLC
61.	LEAF Ventures II, LLC
62.	Prompt Payment, LLC
63.	LEAF Commercial Finance Fund, LLC
64.	RRE Oak Park Leaseco, LLC
65.	RRE Highland Lodge Leaseco, LLC
66.	RAI Acquisition Corp.
67.	Resource Banking Advisory and Management, Inc.
68.	Apidos Select Corporate Credit Fund GP, LLC
69.	Resource Financial Advisors, LLC
70.	RRE VIP Borrower, LLC
71.	RRE VIP International Village, LLC
72.	RRE VIP Regency Park, LLC

SCHEDULE “I”

Real Estate Venture Investments

Legacy Assets
1.  Countryside - $2MM loan from Resource Properties XXXI, Inc. to Hopmeadow Development, Inc.  RAI has pledged its equity interests in RP XXXI to Lenders.
2.  Barker Lofts - $135K loan from RAI to Barker Lofts, LLC.
3.  Met Fund XXVI -  Resource Properties XXVI, Inc. owns an interest in The Metropolitan Fund: Dover Pension Investors – 1986 (“Met Fund”).  Met Fund owns boat slips.
4.  National Press - RAI is the Class A Member of Press Building, LLC.   The Class B Member is Trust II - Press Building, LLC.  Can pledge the Economic Interests of the Class A Member.
5.  St. Cloud – Subordinate loan held by Resource Properties VIII, Inc.  RAI has pledged its equity interest in RP VIII to Lenders.
6.  Elkins – $1.4MM loan from Resource Properties XVII, Inc. to Elkins West Associates secured by a DOT.  RAI has pledged its equity interests in RP XVII to Lenders.

Joint Ventures
1.  HUD MF 2007 - RRE D2R2 2007-1, LLC can pledge its interests in RRE HUD MF 2007, LLC.

RRE Sponsored Funds
1.  Resource Real Estate Investors, L.P. – Resource Capital Partners, Inc. can pledge its LP interests.
2.  Resource Real Estate Investors II, L.P. - Resource Capital Partners, Inc. can pledge its LP interests.
3.  Resource Real Estate Investors III, L.P. - Resource Capital Partners, Inc. can pledge its LP interests.
4.  Resource Real Estate Investors IV, L.P. - Resource Capital Partners, Inc. can pledge its LP interests.
5.  Resource Real Estate Investors V, L.P. - Resource Capital Partners, Inc. can pledge its LP interests.
6.  Resource Real Estate Investors 6, L.P. - Resource Capital Partners, Inc. can pledge its LP interests.
7.  Resource Real Estate Investors 7, L.P. - Resource Capital Partners, Inc. can pledge its LP interests.